                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                       __________________________________

                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 21, 1994


                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                          (Exact name of registrant as
                           specified in its charter)


      Pennsylvania                    1-977                25-0877540
- --------------------------      ----------------         ---------------
(State or other juris-          (Commission File         (IRS Employer
 diction of incorporation)           Number)              Identification
                                                          Number)

Westinghouse Bldg., 11 Stanwix St., Pittsburgh, PA.       15222-1384
- ---------------------------------------------------      ------------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:       (412) 244-2000
                                                          --------------




                             Page 1 of 16 Pages

                           Exhibit Index on Page 3

Item 5.  Other Events
         ------------

         On April 21, 1994, the Registrant issued a press release concerning earnings for the quarter ended March 31, 1994. As stated in the press release, the Registrant has redefined certain segments for financial reporting purposes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety. In connection with this action, the Registrant has realigned 1993 results, by quarter, to allow comparisons between the segments. A copy of the realigned segment financial results for 1993 is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

     (c) Exhibits

     Exhibit No.

     (99.1) Press Release concerning earnings of the Registrant for the quarter ended March 31, 1994 is filed as Exhibit 99.1 to this Report.

     (99.2) 1993 Quarterly Segment Results aligned on the 1994 segment basis is filed as Exhibit 99.2 to this Report.


                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WESTINGHOUSE ELECTRIC CORPORATION
                                               (Registrant)



                                          /s/ Robert E. Faust
                                     BY:______________________________
                                        Robert E. Faust
                                        Vice President & Controller


Date:  April 22, 1994





                             Page 2 of 16 Pages

                                EXHIBIT INDEX
                                -------------


Exhibit No.               Description                     Sequential Page No.
- -----------               -----------                     -------------------
   99.1                   Press Release                             4

   99.2                   1993 Quarterly Segment Results           15










                           Page 3 of 16 Pages